                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
[X] Definitive Proxy Statement                Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                               [TRIMEDYNE, INC.]
               (Name of Registrant as Specified In Its Charter)


                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

     Notes:

                                TRIMEDYNE, INC.
                        P.O. Box 57001, 15091 Bake Pkwy.
                             Irvine, CA 92619-7001

                               ----------------

                    Notice of Annual Meeting of Stockholders

                               ----------------

   NOTICE IS HEREBY GIVEN, that the annual meeting of the Stockholders of Trimedyne, Inc. (the "Company") will be held at 2:00 p.m. on June 11, 2001 at 15091 Bake Pkwy., Irvine, CA 92618 for the election of one Class 1 director of the Company to hold office for a three year period and until his successor has been duly elected and qualified, and to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

   The Board of Directors has fixed the close of business on April 5, 2001, as the record date for the determination of stockholders, entitled to notice of, and to vote at, the annual meeting.

   If you do not expect to be personally present at the meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you fill in, sign and date the enclosed proxy and promptly return it by mail in the envelope provided.

                                          By Order of the Board of Directors

                                          Marvin P. Loeb
                                          Chairman

January 29, 2001

-------------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT. IF YOU CANNOT BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                         THANK YOU FOR ACTING PROMPTLY

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 15091 Bake Pkwy.
                             Irvine, CA 92619-7001

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held on June 11, 2001

                                 INTRODUCTION

   The Annual Meeting of Stockholders ("Annual Meeting") is called to elect one person as Class 1 director of the Board of Directors of Trimedyne, Inc. (the "Company") for a three year period. The meeting, however will be open for the transaction of such other business as may properly come before the meeting although, as of the date of this proxy statement, management does not know of any other business that will come before the meeting. If any other matters do come before the meeting, the persons named in the enclosed form of proxy are expected to vote said proxy in accordance with their judgment on such matters.

   This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April 12, 2001. A copy of the Annual Report for the fiscal year ended September 30, 2000, which includes audited financial statements, is included herewith.

   The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefor. There will be no solicitation of proxies other than by mail or personal solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed by the Company for reasonable expenses incurred by them in connection therewith. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the
Company: (i) a duly executed proxy bearing a later date; or (ii) a written instrument revoking the proxy; or (iii) by attending the Annual Meeting and voting in person.

                               VOTING SECURITIES

   The Board of Directors has fixed the close of business on April 5, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

   As of December 15, 2000, the outstanding capital stock of the Company consisted of 12,437,978 shares of Common Stock. Each share of Common Stock is entitled to one vote in all matters.

   The shares for which the accompanying proxy is solicited will be voted FOR the proposals described herein, in no direction to the contrary is given, provided that the proxy is executed and returned by the stockholder prior to the annual meeting.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   The following table sets forth the name of each beneficial owner of more than five percent of the Company's Common Stock known to the Company, by each director of the Company, by each named executive officer, and by all directors and executive officers as a group, the number of shares beneficially owned by such persons as of December 31, 2000 and the percent of the class so owned. Each person named in the table has sole investment and sole voting power with respect to the shares of Common Stock set forth opposite his name, except as otherwise indicated. All shares are directly owned or are held for the stockholder in street name, except as otherwise indicated.

                                            Name and Address          Amount and Nature of Percent of Class
         Title of Class                   of Beneficial Owner         Beneficial Ownership   Outstanding
         --------------            ---------------------------------- -------------------- ----------------
Common Stock $.01 Par Value......  Marvin P. Loeb                            979,000(1)           7.9%
                                   15091 Bake Pkwy.
                                   Irvine, CA 92618

                                   William J. Schubert, Jr.                  255,000              2.1%
                                   Vice Chairman, CEO

                                   Donald Baker, Director                     50,000(2)             *
                                   Richard F. Horowitz, Director              40,000(2)             *
                                   Shane H. Traveller, President, COO          6,000(2)
All Directors and Executive
Officers as a Group (7 persons)..                                          1,330,000(3)          11.1%

--------
(1) Includes 212,000 shares held by Mr. Loeb and his wife, 459,000 shares held by members of his family and a trust for their benefit, and currently exercisable options to purchase 308,000 shares. (See "EXECUTIVE COMPENSATION"). Mr. Loeb is also Chairman of the Board of Directors.

(2) Consists solely of currently exercisable stock options.

(3) Includes currently exercisable options to purchase 404,000 shares, which includes the options referred to in notes 1 through 3 above.

  * Represents less than 1%

                             ELECTION OF DIRECTORS

   At the Annual Meeting, one Class 1 director is to be elected to hold office for a three year period and until his successor has been duly elected and qualified. The Company's by-laws provide for a Board of Directors comprised of seven directors, divided into three groups, each with terms of three years. There are currently two vacancies on the Board of Directors.

   The election of directors requires the affirmative vote of at least a majority of shares present or represented at the annual Meeting at which a quorum (one-third of the outstanding shares) is present or represented. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the person named in the table below as director of the Company, unless authority to do so is withheld. In the event that the below listed nominee for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

   The following table sets forth the name and age of the current nominee and of each Class 2 and Class 3 director (whose term does not expire at the Annual Meeting) and the year he was first elected a director:

       Name and Year First Elected                Position Held             Age
       ---------------------------                -------------             ---

   Nominee for Directors

   Shane H. Traveller (2000).......... Director, President, Chief Operating  34
                                        Officer, Chief Financial Officer

   Present Class 2 Directors

   Donald Baker (1983)................ Director                              71

   William J. Schubert, Jr. (2000).... Vice-Chairman, Chief Executive        44
                                        Officer

   Present Class 3 Directors

   Marvin P. Loeb (1978).............. Chairman of the Board                 74

   Richard F. Horowitz (1983)......... Director                              60

   Shane H. Traveller was elected President and Chief Operating Officer of the Company in February 2000. He was also elected a director of the Company. Mr. Traveller has served as Chief Financial Officer of the Company since November 1998. Before joining the Company, he was CFO of Pyro Shield, Inc., an Irvine, CA based manufacturer of aerospace products from 1996-1998, and CFO of Worldwide Investment Network, Inc., an Irvine, CA based asset management company from 1994-1996. Mr. Traveller has a Bachelor of Science Degree in Accounting from Brigham Young University and is a Certified Public Accountant in the state of California.

   Donald Baker has been a director of the company since May 1983. He also has been a director of Cardiodyne, Inc. (formerly Trioptic Laser, Inc.) since August 1996. Mr. Baker recently retired after 39 years as a partner of the law firm of Baker & McKenzie. He holds a J.D.S. degree from the University of Chicago Law School. Mr. Baker is a Director of the Mid-America Committee on International Business and Government Cooperation, Chicago, Automedix Sciences (now COMC, Inc.), Santa Ana, CA and Cardiomedics, Inc., Santa Ana, CA. He is a member of the Chicago and American Bar Associations.

   William J. Schubert, Jr., Chief Executive Officer and Vice President of Sales and Marketing, joined Trimedyne in June 2000 after being theTrimedyne independent sales representative in Texas since March of

1996. He established MST, a mobile rental company in May of 1997 utilizing the Trimedyne OmniPulse MAX the primary product line. Prior to that, Mr. Schubert served as the Director of Sales for Eclipse Medical, Inc., a Dallas, Texas based medical capital equipment distributor specializing in surgical and cosmetic lasers. He joined Eclipse Medical as a Regional Sales Manager in 1991. Mr. Schubert began his career in the medical industry as a Regional Sales Manager for Dal-Med, Inc., a stocking distributor of orthopedic implants and related surgical instrumentation in Texas in 1988. He came from a background in the oil and gas industry where he was Vice President of Sales and Marketing for Cressman Tubular Products, Inc., an international steel company. He held this position since 1984.

   Marvin P. Loeb has been a director of the Company since 1980, Chairman of the Board of the Company since March 1981, Chief Executive Officer of the Company since April 1991 and he served as President of the Company from April 1991 until November 1992. He has been the Chairman of the Board of Cardiodyne, Inc. (formerly Trioptic Laser, Inc., a 90% owned subsidiary of the Company) since May 1992. Since May 1986, he has been Chairman and a director of Cardiomedics, Inc., a privately held company which developed and is marketing a circulatory assist device. Since November 1988, he has been chairman of Ultramedics, Inc., a privately held company whose principal interest is its investment in Cardiomedics, Inc. From April 1986 to June 1994, he was Chairman and a Director of Xtramedics, Inc. (now Athena Medical Corporation), a publicly held company engaged in the development of a feminine hygiene product. From December 1979 he was a director of Automedix Sciences, Inc., (now COMC, Inc., a publicly held company in the voice and data telecommunications business). From 1980 to June 1999, Mr. Loeb was a director of Contracap, Inc. (now Revenge Marine, Inc., a publicly held designer and manufacturer of motor yachts and boats). Mr. Loeb has been president of Master Health Services, Inc., a family held medical consulting firm, since 1973, and Marvin P. Loeb and Company, a family held patent licensing firm, since 1983. Mr. Loeb is Mr. Barron's father-in-law. Mr. Loeb holds an honorary Doctor of Science Degree from Pacific States University and a Bachelor of Science Degree from the University of Illinois.

   Richard F. Horowitz has been a director of the Company since April 1983. He also has been a director of Cardiodyne, Inc. (formerly Trioptic Laser, Inc.) since May 1992. He was a director of Automedix Sciences, Inc. (now COMC, Inc.) from November 1988 until 1999 and he has been a director of Cardiomedics, Inc. since 1992. Mr. Horowitz has been a practicing attorney in New York City for the past 35 years. He has been a member of the firm of Heller, Horowitz & Feit, P.C. (formerly Heller, Horowitz & Feit) since January 1979. Heller, Horowitz & Feit, P.C.has been securities counsel to the Company and to other entities with which Mr. Loeb is associated. Mr. Horowitz is a graduate of Columbia College and Columbia Law School. He is a member of the Associate of the Bar of the City of New York and the New York Bar Association.

                               EXECUTIVE OFFICERS

   Here are no executive officers of the Company who are not also directors or nominees for director.

                   BOARD OF DIRECTORS MEETING AND COMMITTEES

   During the 2000 fiscal year, there were two meetings of the Board of Directors. A number of actions, however, were taken by written unanimous consent resolutions of the directors. In 1988, the Board of Directors created a standing Audit Committee and a standing Compensation Committee, each of which currently consists of Messrs. Baker and Horowitz. There was one formal Audit and Compensation Committee meeting during the fiscal 2000 year, one informal meeting and several written consent resolutions were made by the Compensation Committee. The Board does not have a standing Nominating Committee. No director was absent from more than 33% of the Board meetings or meetings of the Committee(s) of which he was a member.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following table sets forth the executive compensation paid during the fiscal years ended September 30, 2000 and 1999 to all Executive officers of Trimedyne who earned more than $100,000 in combined salary and bonus in fiscal 2000.

                                    TABLE I
                              SUMMARY COMPENSATION

                                                                       Long-Term
                                                                      Compensation
                                                                         Awards
                                                         Annual       ------------
                                                     Compensation(1)   Securities
                                                     ----------------- Underlying   All Other
                                                      Salary   Bonus    Options    Compensation
Name of Individual and Principal Position       Year   ($)      ($)       (#)         ($)(2)
-----------------------------------------       ---- --------- ------------------- ------------
Marvin P. Loeb................................  2000   211,842     --    60,000       16,287
 Chairman of the Board                          1999   209,435     --   200,000       14,788

Shane H. Traveller............................  2000   117,010     --   150,000        6,838
 President, Chief Operating Officer             1999    87,982     --    35,000          436
 and Chief Financial Officer

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            CONCERNING COMPENSATION

   The following report of the Compensation Committee is provided solely to the shareholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

   The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, approves the compensation plans and specific compensation levels for executive officers, and administers the 1997 Incentive and Non-Qualified Stock Option Plan as well as the Company's other Stock Option Plans as they related to executive officers. The Compensation Committee is composed of three independent, non-employee directors who have no interlocking relationships as defined by the SEC.

   The Compensation Committee believes that the compensation of the Chief Executive Office (CEO) should be heavily influenced by Company performance. Therefore, although there is necessarily some subjectivity in setting their salaries, major elements of the compensation package are related to Company performance. The Committee establishes their salaries by considering the salaries of executives of comparably sized companies and their performance according to data obtained by the Committee from independent outside information.

   The Compensation Committee has adopted similar policies with respect to compensation of other officers of the Company. Using salary survey data received from outside sources, the Committee establishes base salaries that are within the range of salaries for persons holding similarly responsible positions at other companies. In addition, the Committee considers factors such as relative company performance, the individual's past performance and future potential in establishing the base salaries of executive officers.

   As with the CEO, the number of options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. All options are originally granted at the current market price on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for management to create value for stockholders. The Committee, therefore, views stock options as an important component of its long-term, performance-based compensation philosophy.

                                          Donald Baker
                                          Richard F. Horowitz

                               PERFORMANCE GRAPH

   The following graph shows a five year comparison of cumulative total returns* for Trimedyne, Stock market Index (U.S. companies) and a Peer Group** Index.


                           [LOGO PERFORMANCE GRAPH]

                                                     Years Ending
                                       -----------------------------------------
Company Name/Index                      1995   1996   1997   1998   1999   2000
------------------                     ------ ------ ------ ------ ------ ------
Trimedyne Inc. ....................... 100.00 107.81  67.19  23.44  48.44  48.45
Nasdaq US Index....................... 100.00 118.68 162.92 165.50 270.38 358.96
Peer Group............................ 100.00  97.26 145.38  51.28 107.49 310.75

Peer Group Companies
--------------------
Coherent Inc.
Laserscope
Medstone International Inc.
--------
 * Total returns assumes reinvestment of dividends

   IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

   THE FOREGOING REPORT OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED UNLESS SPECIFICALLY INCORPORATED.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

   There were 245,000 stock options granted to the executive officers during the fiscal year ended September 30, 2000.

                    STOCK OPTIONS HELD AT END OF FISCAL YEAR

   The following table provides information related to options exercised during the 2000 fiscal year and unexercised options held by the named executive officers as of the end of such fiscal year.

                         FISCAL YEAR-END OPTION VALUES

                                                        Number of Securities
                                                             Underlying
                                                         Unexercised Options    Value of Unexercised In-the-Money
                                                            at FY End (1)             Options at FY End (2)
                         Shares Acquired    Value     ------------------------- ---------------------------------
                         On Exercise (#) Realized ($) Exercisable Unexercisable Exercisable ($) Unexercisable ($)
                         --------------- ------------ ----------- ------------- --------------- -----------------
Marvin P. Loeb..........        --             --       308,000       72,000       $134,750          $ 5,250
Shane H. Traveller......      9,000        $24,750        2,000      174,000       $  1,740          $17,996

--------
1) Non-Qualified Stock Options granted have a term of six years, and Incentive Stock Options granted have a term of ten years. All Options are subject to earlier termination, with options becoming exercisable over periods of three years for Non-Qualified Stock options and five years for Incentive Stock Options from dates of grant. See footnote 1 to "Stock Option Grants in Last Fiscal Year" above for additional information or general terms which apply to all stock awards made.

2) Values were calculated by multiplying the closing market price of Trimedyne Common Stock at September 30, 2000 ($1.9375 per share as reported by NASDAQ on that date) by the respective number of shares and subtracting the option price.

                          TRANSACTIONS WITH MANAGEMENT

   The following transactions occurred during fiscal 2000 in which the present directors, officers and key employees of the Company had a direct or indirect material interest. The Company believes that the terms of the transactions described below are as favorable as could have been obtained with unaffiliated third parties.

   Mr. Horowitz, a director of the Company, is a member of the firm of Heller, Horowitz & Feit, P.C., securities counsel to the Company. Heller, Horowitz & Feit, P.C. also represents other companies of which Mr. Loeb is a director, officer and/or controlling stockholder. During the fiscal year ended September 30, 2000, the Company paid $37,000 to the above law firm. Mr. Barron, who served as a director until February 2001, was also a consultant to the Company and was compensated at the rate of $2,800 per month receiving a total of $33,600 in fiscal 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

   The Company has appointed McKennon, Wilson & Morgan LLP as independent public accountants to examine the consolidated financial statements of the Company for the current fiscal year. The selection of McKennon, Wilson & Morgan LLP was approved by the Board of Directors prior to their appointment. McKennon, Wilson & Morgan LLP has advised the company that they do not have any material financial interests in, or any connection (other than as independent accountants) with the Company. There were no disagreements with the Company's auditors on accounting and auditing matters during the two fiscal years ended September 30, 2000.

   A representative of McKennon, Wilson & Morgan LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if the representative desires to do so and will to be available to respond to appropriate questions from stockholders.

                        STOCKHOLDERS PROPOSALS FOR 2002

   Proposals which stockholders intend to present at the Annual Meeting of Stockholders to be held in 2002 must be received by the Company by December 31, 2001 to be eligible for inclusion in the proxy material for the 2002 Annual Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

   Upon sending a written request to Trimedyne, Inc., P.O. Box 57001, 15091 Bake Pkwy., Irvine, CA 92618, Attention: Shane H. Traveller, stockholders may obtain, free of charge, a copy of the company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000 and any amendments thereto, as filed with the Securities and Exchange Commission.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, the only business which management expects to be considered at the Annual Meeting is the election of directors. However, if any other matters come before the Annual Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors,


                                          Marvin P. Loeb
                                          Chairman of the Board

Dated: January 29, 2001

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 15091 Bake Pkwy.
                             Irvine, CA 92618-7001

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders--June 11, 2001

  The undersigned, as a Stockholder of TRIMEDYNE, INC. (the "Company"), hereby appoints SHANE H. TRAVELLER and RICHARD F. HOROWITZ the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held at 2:00 p.m. on June 11, 2001 at 15091 Bake Pkwy., Irvine, CA 92618, and any adjournments thereof, and hereby authorizes them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated January 29, 2001:

             (Please Sign and Date the Proxy on the Reverse Side)

                                                                                                             Please mark
                                                                                                             your votes    [X]
                                                                                                             like this
                                       FOR
                                   the nominee   WITHHOLD AUTHORITY
                                 listed at right   to vote for the
                                    except as     nominee listed at
                                  marked to the        right:
                                    contrary:
1. ELECTION OF CLASS 3 DIRECTORS       [_]               [_]          2. IN THE DISCRETION OF SUCH PROXIES UPON ALL OTHER
   (Three year term)                                                     MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.
   NOMINEE: Shane H. Traveller
                                                                      This Proxy is revocable at any time, and the undersigned
                                                                      reserves the right to attend the meeting and vote in person.
                                                                      The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

                                                                      THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE
                                                                      THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED
                                                                      ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED
                                                                      STATES.

                                                                      CORRECT ADDRESS IF NECESSARY

                                                                            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                            MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                            IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                            THE ELECTION OF THE NOMINEES IDENTIFIED ABOVE TO THE
                                                                            BOARD OF DIRECTORS IN THE DISCRETION OF THE PROXIES
                                                                            NAMED, AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME
                                                                            BEFORE THE MEETING.


Signature* ________________________________________________________________________________   No. of Shares _____________________

Signature if held jointly* ________________________________________________________________   Date _________________________, 2001

*NOTE: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.